SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               RIMAGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (612) 944-8144

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 1998

                            ------------------------


TO THE SHAREHOLDERS OF
RIMAGE CORPORATION:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rimage Corporation, a Minnesota corporation, will be held on Thursday, May 21, 1998, at 3:30 p.m. (Minneapolis time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, for the following purposes:

            1. To elect six directors of the Company for the coming year.

            2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998.

            3. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Only holders of record of Rimage Corporation's Common Stock at the close of business on April 10, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

            Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                           By Order of the Board of Directors



                                           Bernard P. Aldrich
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 17, 1998


             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (612) 944-8144

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


                             SOLICITATION OF PROXIES

            The accompanying Proxy is solicited on behalf of the Board of Directors of Rimage Corporation (the "Company"or "Rimage") for use at the Annual Meeting of Shareholders to be held on May 21, 1998, at 3:30 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

            Shares of the Company's common stock, $.01 par value (the "Common Stock"), represented by proxies in the form solicited will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and any other matters properly brought before the meeting. Shares voted as a "withhold vote for" one or more directors will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of the election of the directors with respect to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to the matters voted on at the meeting.

            Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

            Only holders of record of Common Stock at the close of business on April 10, 1998, will be entitled to receive notice of and to vote at the meeting. On April 10, 1998, the Company had 3,139,471 shares of Common Stock outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

            So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

            A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, is being furnished to each shareholder with this Proxy Statement. This Proxy Statement is being mailed to shareholders on or about April 17, 1998.

                        PROPOSAL 1: ELECTION OF DIRECTORS

            Six persons have been nominated for election at the annual meeting:
Bernard P. Aldrich, Ronald R. Fletcher, George E. Kline, Richard F. McNamara, James Reissner and David J. Suden. Each nominee is currently a director of the Company. All nominees elected at the Annual Meeting will serve until the next Annual Meeting or until their earlier death, resignation, removal, or disqualification. The persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of the nominees named below as directors, unless otherwise directed. The affirmative vote of a majority of the voting shares represented at the meeting is required for the election of each director. Should any nominee for director become unavailable for any reason, the Proxies will be voted in accordance with the best judgment of the persons named therein. The Board of Directors has no reason to believe that any candidate will be unavailable.

            The following information is furnished with respect to each nominee as of February 28, 1998:

                                   PRINCIPAL OCCUPATION AND             DIRECTOR
NAME AND AGE               BUSINESS EXPERIENCE FOR PAST FIVE YEARS       SINCE
------------               ---------------------------------------       -----

Bernard P. Aldrich      Director, Chief Executive Officer and             1996
Age 48                  President of Rimage since December 1996.
                        President from January 1995 to December 1996 of several manufacturing companies controlled by Activar, Inc., including Eiler Spring,
                        Comfort Ride and Bending Technologies;
                        President from December 1992 to December 1994 of the Color Merchandising Group of Colwell
                        Industries; Various management positions with
                        Advance Machine, including Chief Financial
                        Officer and General Manager, from 1973 to
                        1991.

Ronald R. Fletcher      Owner and President of Aurora Service             1987
Age 57                  Corporation, a savings and loan holding
                        company, since 1982; Chairman of the Company from November 1992 to February 1998 and Chief
                        Executive Officer of the Company from
                        September 1995 to November 1996.

George E. Kline         President of Venture Management, a financial      1992
Age 62                  management services company, since 1966;
                        General Partner of Brightstone Capital Ltd., a venture capital firm, since 1985. Director of CyberOptics Corporation, Nutrition Medical,
                        Inc., Virtualfund.com and FieldWorks, Incorporated.

Richard F. McNamara     Chairman of the Board of the Company since        1987
Age 65                  February 1998; Owner of Activar, Inc.,
                        Minneapolis, Minnesota, a company that
                        provides management services to corporations related to Activar, for more than five years;
                        Owner of or partner in numerous private
                        companies. Director of Venturian Corporation.

                                   PRINCIPAL OCCUPATION AND             DIRECTOR
NAME AND AGE               BUSINESS EXPERIENCE FOR PAST FIVE YEARS       SINCE
------------               ---------------------------------------       -----

James L. Reissner       President of Activar, Inc., since January 1996    1998
Age 58                  and Chief Financial Officer of Activar from
                        1992 until becoming President. Various
                        management and financial management capacities during the past twenty years, including
                        Managing Director of the Minnesota Regional
                        Operations of First Bank until 1990. Director of The Barbers, Inc. and Toro Credit
                        Corporation.

David J. Suden          Chief Technology Officer of Rimage since          1995
Age 51                  December 1996 and a director since September
                        1995; President of Rimage from October 1994 through November 1996; Vice President --
                        Development and Operations of Rimage from February 1991 to October 1994.

            The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

BOARD COMMITTEES AND ACTIONS

            During calendar year 1997, the Board of Directors met three times. The Board of Directors has a Compensation Committee and an Audit Committee. During 1997, the Compensation Committee (including the former stock option committee) met three times and the Audit Committee met once. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company. The Compensation Committee also has assumed the responsibility of the Stock Option Committee, which formerly administered the Company's 1992 Stock Option Plan. The current members of the Compensation Committee are Mr. Kline, Mr. Reissner and Mr. McNamara. The Audit Committee reviews the internal and external financial reporting of the Company, and reviews the scope of the independent audit. The members of the Audit Committee are Mr. Kline and Mr. Reissner. The Board of Directors does not have a nominating committee. Except for Mr. McNamara, who missed one meeting of the Board, each nominee for director attended at least 75% of the meetings of the Board and committees on which he served during 1997.

            Directors currently receive a fee of $1,000 for each meeting of the Board of Directors which they attend. During 1997, each director also received, as a one time grant, a stock option to purchase 25,000 shares of common stock at an exercise price of $3.00 per share (the market price on the date of grant). These options were exercisable with respect to 6,667 shares on the date of grant and become exercisable with respect to an additional 6,666 shares on December 31, 1997 and December 31, 1998.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

            Current executive officers of the Company who are not also directors include the following:

            Kenneth J. Klinck, 51, started with the Company in June 1997 and has been Vice President, Sales and Marketing of the Company since September 1997. For the thirty-one years prior to joining the Company, Mr. Klinck was with Advance Machine Company, as Vice President of International Operations since October 1992, and prior to that time as President of Advance Machine's European Operations.

            Robert Wolf, 29, has been Controller of the Company since September 1997. From March 1995 until joining the Company, Mr. Wolf was a CPA and audit manager with Deloitte & Touche LLP. From December 1991 until March 1995 , Mr. Wolf was a CPA with House, Nezerka & Froelich PA.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

            The Compensation Committee (the "Committee") is currently comprised of Mr. Kline, Mr. Reissner and Mr. McNamara, but the recommendations of the Compensation Committee were approved during 1997 by all of the members of the Board of Directors. The Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

            The Company's policy with respect to the compensation of executive officers is based upon the following principals: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer's performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

            During 1997, the Company retained new executives in a number of key roles. The compensation of such executives, including the Company's Chief Executive Officer, was set at levels that were necessary to attract qualified individuals. Salaries of continuing officers, including the Company's Chief Technical Officer, were set at levels that recognized increased salary rates in the industry. The Company believes that such salaries approximate the salaries of similarly situated individuals at comparable companies.

            Executive officers are also eligible for discretionary bonuses, which the Board of Directors awards based upon the Company's overall performance and the contribution to such performance made by the executive officers' areas of responsibility. Because much of executive management was new, and because the Company substantially reorganized operations during 1997 rendering it difficult to establish meaningful goals at the beginning of the year, bonuses were granted retroactively based on performance at the end of year. The Compensation Committee and the Board as a whole recognized the significant improvement in operations, and particularly its profitability, during 1997 and accordingly granted Mr. Aldrich a $25,000 bonus. The Compensation Committee is establishing specific performance goals for 1998 upon which cash bonuses will be established.

            The Company provides long-term incentive to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company's 1992 Stock Option Plan. During 1997, the Company granted Mr. Aldrich an option to purchase 100,000 shares as part of its agreement with such officer when he was initially employed. The Compensation Committee, and the Board of Directors as a whole, believed that it was important to provide Mr. Aldrich a significant incentive to improve the performance of the Company and the performance of its common stock in the market. In addition, for continuing officers, directors and employees, the Company reset option prices effective April 15, 1997. Many options that were outstanding were significantly under water, having been issued before 1996. The Compensation Committee, and the Board as a whole, believed that such options no longer reflected market prices and provided little incentive to employees. Further, the Board of Directors believed that it was important to provide continuing employees with a stock based benefit during the changes made in operations and the retention of new management. Options were repriced by exchanging outstanding options with new options having an exercise price equal to the market value on April 15, 1997 ($3.00 per share) and with new ten year terms.

            The Compensation Committee believes that the objectives of the Company's compensation policy in providing fixed compensation to management adequate to avoid attrition and providing variable compensation in amounts and forms that encourage generation of value for shareholders were achieved during 1997.

By the Compensation Committee:


Richard F. McNamara
George E. Kline
James Reissner


SUMMARY COMPENSATION TABLE

            The following table sets forth the cash and noncash compensation for each of the past three fiscal years earned by the Chief Executive Officer and by the only other of the Company's executive officers whose salary and bonus earned for 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                            ---------------------------------------   ----------------------------------------------
                                                                               AWARDS           PAYOUTS
          NAME                                               OTHER    ----------------------    -------       ALL
           AND                                              ANNUAL    RESTRICTED                             OTHER
        PRINCIPAL                                           COMPEN-     STOCK                    LTIP       COMPEN-
        POSITION            YEAR    SALARY        BONUS     SATION      AWARDS    OPTIONS(#)    PAYOUTS    SATION(1)
        --------            ----    ------        -----     ------      ------    ----------    -------    ---------
Bernard P. Aldrich (2)     1997     $162,231    $ 25,525                           100,000
Chief Executive Officer    1996        7,019
and President              1995           --

David J. Suden (3)         1997     $151,625    $ 12,990                            16,500                   $4,076
Chief Technology           1996      141,177      20,000                                                      2,999
Officer                    1995      140,000      20,000                            15,000                    2,021


---------------
(1) Represents the Company's matching contributions under its 401(k) retirement savings plan.

(2) Mr. Aldrich was named President and Chief Executive Officer of the Company in December 1996.

(3) Mr. Suden served as President of the Company from October 1994 to November 1996 and was named Chief Technology Officer in December 1996.

STOCK OPTIONS

            The Company maintains a 1992 Stock Option Plan (the "Plan") that was amended in 1997 to increase by 500,000 the number of shares of common stock available for issuance upon exercise of options granted under the Plan. The Company may grant incentive stock options or nonqualifed stock options to executive officers, directors and other employees and consultants of the Company under the Plan. The following table sets forth information with respect to options granted to the named executive officers in 1997:


                              OPTION GRANTS IN 1997

                                                                              POTENTIAL REALIZABLE
                                                                             VALUE AT ASSUMED ANNUAL
                                                                               RATES OF STOCK PRICE
                                    % OF TOTAL                                   APPRECIATION FOR
                        OPTIONS   OPTIONS GRANTED   EXERCISE                     OPTION TERM(1)
                        GRANTED    TO EMPLOYEES     PRICE PER   EXPIRATION   -----------------------
   NAME                   (#)         IN 1997        ($/Sh)        DATE       5%($)           10%($)
   ----                  -----        -------       --------       ----      ------          -------
Bernard P. Aldrich     100,000         36.8%          $3.00      4/15/07     $188,668       $478,123
David J. Suden          16,500          6.1%          $3.00      4/15/07      $31,130        $78,890


-------------------
(1) These amounts represent the realizable value of the subject options ten years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

      Neither of the named executive officers exercised options during 1997. The following table provides information with respect to stock options held at December 31, 1997, by the named executive officers.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND YEAR-END OPTION VALUES

                                                                                Value of Unexercised
                         Shares                    Number of Unexercised        In-the-Money Options
                        Acquired      Value       Options at Year-End (#)        at Year-End ($)(1)
Name                  on Exercise    Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
----                  -----------    --------    -------------------------    -------------------------
Bernard P. Aldrich         --          --             66,667/33,333              $247,935/$123,965
David J. Suden             --          --             64,500/ 5,500              $185,934/$ 20,455


-------------------
(1) Based on the difference between the December 31, 1997 closing price of $6.719 per share as reported on The Nasdaq Stock Market and the exercise price of the options.

      The Company repriced options to continuing employees, officers and directors effective April 15, 1997 and extended the terms of all repriced options to April 15, 2007. The following table provides certain information regarding the repricing of options held by the executive officers named in the summary compensation table during the past ten years:

                           TEN-YEAR OPTION REPRICINGS

                               Number of     Market Price    Exercise Price                 Length of
                              Securities     of Stock at        at Time                  Original Option
                              Underlying       Time of            of            New      Term Remaining
                                Options       Repricing        Repricing      Exercise     at date of
Name                 Date     Repriced(#)        ($)              ($)          Price       Repricing
----                 ----     -----------        ---              ---          -----       ---------
David J. Suden     4/15/97     15,000           $3.00            $7.25          $3.00      41 Months
                   4/15/97     12,500           $3.00            $8.38          $3.00      10 Months


RETIREMENT SAVINGS PLAN

      Rimage adopted a profit sharing and savings plan in 1991 under Section 401(k) of the Internal Revenue Code, which allows employees to contribute up to 16% of their pre-tax income to the plan. The 401(k) Plan includes a discretionary matching contribution by the Company. These discretionary contributions totaled $137,159, $207,459 and $132,865 in 1997, 1996, and 1995,
respectively.

CERTAIN TRANSACTIONS

      Rimage leases approximately 29,000 square feet of office, manufacturing and warehouse space from a corporation owned by Messrs. Fletcher and McNamara, pursuant to a lease dated July, 1992. The lease expires on July 31, 2007. Rent is approximately $237,000 per year, including a pro rata share of operating costs.

      In September 1995, Rimage consummated a merger with Dunhill Software Services, Inc. ("Dunhill"), pursuant to which Rimage, as the surviving corporation, issued 1,100,000 shares of Rimage common stock to the shareholders of Dunhill. Prior to the merger, Messrs. Fletcher and McNamara were the directors and sole shareholders of Dunhill. Messrs. Fletcher and McNamara owned 13.4% and 14.2%, respectively, of the outstanding common stock of Rimage before the merger, and owned 26.7% and 27.1%, respectively, of the outstanding common stock of Rimage immediately following the merger.

      Rimage leases approximately 28,500 square feet of office, manufacturing and warehouse space to house the continuing operations of its Dunhill division. Such space is leased from a corporation owned by Messrs. Fletcher and McNamara pursuant to a lease dated August, 1992. The lease expires on August 31, 2007. Rent is approximately $ 150,000 per year, including a pro rata share of operating costs.

      Prior to the merger with Dunhill, Rimage from time to time sold equipment to Dunhill. The aggregate amounts of such sales were approximately $1,428,000, $978,000 and $1,522,158 during the fiscal years ended December 31, 1993 and 1994 and the nine months ended September 30, 1995.

      The Company believes that all prior transactions between the Company and its officers, directors, or other affiliates of the Company have been on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's length basis.

                                PERFORMANCE GRAPH

      The Company's common stock is quoted on The Nasdaq National Market. The following graph shows changes during the period from December 31, 1992 to December 31, 1997, in the value of $100 invested in: (1) the Company's common stock; (2) the Nasdaq National Market Index (US); and (3) Nasdaq Non-Financial Stocks Index. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.


                              [PLOT POINTS GRAPH]


=======================================================================================================
                                  12/31/92    12/31/93    12/30/94    12/29/95     12/31/96    12/31/97
-------------------------------------------------------------------------------------------------------
Nasdaq National Market Index      $100.00     $114.80     $112.21     $158.70      $195.19     $239.53
-------------------------------------------------------------------------------------------------------
Nasdaq Non-Financial Stocks       $100.00     $115.46     $111.02     $154.73      $188.02     $220.65
-------------------------------------------------------------------------------------------------------
Rimage Corporation                $100.00     $106.67      $53.33     $101.67       $38.33      $89.59
=======================================================================================================


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth as of March 15, 1998, the number of shares of Common Stock beneficially owned by (i) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's common stock, (ii) each executive officer of the Company named in the Summary Compensation Table herein, (iii) each director, and (iv) all executive officers and directors as a group.

                                                        NUMBER OF SHARES       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)    OUTSTANDING
------------------------------------                  ---------------------    -----------
Ronald R. Fletcher (2).............................          456,067              14.5%
4125 Parkglen Court N.W.
Washington, D.C. 20007

Richard F. McNamara................................          569,667              18.0%
7808 Creekridge Circle
Minneapolis, MN 55439

George E. Kline (3)................................          220,667               7.0%
4750 IDS Center
Minneapolis, MN 55402

Bernard P. Aldrich (4).............................           69,867               2.2%
7725 Washington Ave. So.
Minneapolis, MN 55439

David J. Suden ....................................           66,500               2.1%
7725 Washington Ave. So.
Minneapolis, MN 55439

James L. Reissner..................................           36,667               1.2%
7808 Creekridge Circle
Minneapolis, MN 55439

All executive officers and directors as a group
      (8 persons) .................................        1,440,436              41.5%


------------------------
*    Less than one percent

(1) Includes shares which could be purchased within 60 days upon the exercise of the following stock options, Mr. Fletcher, 98,667 shares; Mr. McNamara, 20,333 shares; Mr. Kline, 28,667 shares; Mr. Aldrich, 66,667 shares; Mr. Suden, 64,500 shares; Mr. Reissner, 36,667; and all directors and executive officers as a group, 335,502 shares.

(2) Includes 8,000 shares held by Mr. Fletcher as custodian for his minor child and 150,000 shares subsequently sold by Mr. Fletcher in April 1998.

(3) Includes 110,000 shares which are owned by limited partnerships that are managed by a limited liability company for which Mr. Kline is a Managing Partner. Mr. Kline has no voting or investment power with respect to such shares and disclaims beneficial ownership.

(4)  Includes 200 shares held as custodian for minor children.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, its executive officers, and any persons holding more than 10% of outstanding Common Stock are required to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership. The Company retained new executive management in late

1996 and in 1997 as well as new counsel. Based upon a review of forms on file with the Securities and Exchange Commission and in the Company's files, and representations from officers and directors, and to the best knowledge of current management, it appears that a number of reports of ownership were not timely filed with the Securities and Exchange Commission between 1995 and the Fall of 1997. In particular, it appears that Mr. Aldrich failed to timely file his initial report of beneficial ownership (disclosing no security ownership) and one report disclosing an open market purchase of securities; that during the period from January 1, 1996 through September 1997, Mr. Fletcher failed to timely file nine reports disclosing a total of ten gifts and eight sales; that Mr. Kline failed to timely file three reports disclosing a total of eight purchases in 1997; that Mr. McNamara failed to timely file one report disclosing a sale of securities; and that Joseph Miceli, a former director of the Company, failed to timely file his initial report of beneficial ownership (disclosing no security ownership). All of such filings were corrected in October and November 1997 and the Company believes that all other filings by officers and directors have been timely made.

       PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

            The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998. The firm of KPMG Peat Marwick LLP has served as the Company's auditors since 1989. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders.

            All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and voting on the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT
AUDITORS AS SET FORTH IN PROPOSAL 2.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

            Any shareholder wishing to have a proposal considered for inclusion in the Company's 1999 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company no later than December 19, 1998.

                                 OTHER BUSINESS

            At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such makers.


                                    By Order of the Board of Directors



                                    Bernard P. Aldrich
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Minneapolis, Minnesota
April 17, 1998

                               RIMAGE CORPORATION
                 Proxy for the 1998 Annual Shareholders Meeting
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Bernard P. Aldrich and David J. Suden and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rimage Corporation, to be held on May 21, 1998, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

1.   ELECTION OF DIRECTORS:

         [ ] FOR all nominees (EXCEPT           [ ]  WITHHOLD AUTHORITY
             AS MARKED TO THE CONTRARY BELOW)        TO VOTE FOR ALL NOMINEES

       TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, PLACE A LINE THROUGH
                                 HIS NAME BELOW:

            Bernard P. Aldrich, Ronald R. Fletcher, George E. Kline,
             Richard F. Mcnamara, James Reissner And David J. Suden

2.   RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS

                     [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


3. TO VOTE WITH DISCRETIONARY AUTHORITY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING

                           (CONTINUED ON REVERSE SIDE)








      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all of the directors named in proposal 1 and for proposal 2.

      When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Dated:__________________________, 1998


                                       ______________________________________
                                                     Signature

                                       ______________________________________
                                              Signature if held jointly


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.